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                                                                   EXHIBIT 10.8


                                JIM SAXTON, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT




                   Jeffrey A. Pori                Date Option Granted:  12/29/94
              __________________________
                  Name of Optionee

              __________________________                  No. of Shares:  5.2
                  Residence Address

              __________________________
              City, State and Zip Code





         THIS AGREEMENT is made as of the date set forth above, between Jim Saxton, Inc., a Nevada corporation (hereinafter called the "Company"), and the optionee named above (hereinafter called the "Optionee").

                                     RECITAL

         The Board of Directors of the Company has determined that it is to the advantage and interest of the Company and its stockholders to grant the option provided for herein to the Optionee as an inducement to remain in the service of the Company and as an incentive for increased effort during such service. In consideration of the mutual covenants herein contained, the parties agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of 5.2 shares (the "Shares") of the presently authorized and unissued Common Stock of the Company at the purchase price of $6,000 per Share as the Optionee may, from time to time, elect. Subject to Section 4 hereof, the Option shall vest and become exercisable on a cumulative basis as follows:

                  (i) On or after December 29, 1995, to and including December 28, 2004, 1.04 shares;

                  (ii) On or after December 29, 1996, to and including December 28, 2004, 1.04 shares;



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                  (iii)             On or after December 29, 1997, to and
                                    including December 28, 2004, 1.04 shares;

                  (iv) On or after December 29, 1998, to and including December 28, 2004, 1.04 shares; and

                  (v) On or after December 29, 1999, to and including December 28, 2004, 1.04 shares.

         Nothing contained herein shall be construed to limit or restrict the right of the Company or any of its subsidiaries to terminate the Optionee's employment or other Relationship at any time, with or without cause, or to increase or decrease the Optionee's compensation from the rate in existence at the time the Option is granted. As used herein, the term "Relationship" shall mean that the Optionee is or has agreed to become an officer, director, employee, consultant, adviser, independent contractor or agent of the Company or any subsidiary of the Company.

         2. Term of Option. The right to exercise the Option granted hereunder, to the extent unexercised, shall remain in effect until 5:00 p.m., Pacific Time, on the date preceding the tenth anniversary of the grant of this Option, unless sooner terminated in accordance with Section 4 hereof.

         3. Method of Exercise. To the extent that the Option has become exercisable hereunder, the Option may be exercised from time to time by written notice to the Company stating the number of Shares with respect to which the Option is being exercised, together with payment in full, in cash or by certified or cashier's check payable to the order of the Company, of the purchase price for the number of Shares being exercised. If requested by the Board of Directors, prior to the delivery of any Shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Board of Directors with a representation that the Shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations.

         As a condition to the exercise of the Option, in whole or in part, the Optionee shall pay to the Company, or at the sole discretion of the Board of Directors make arrangements satisfactory to the Board of Directors regarding payment of, any federal, state, local or other taxes of any kind required by law



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to be withheld with respect to the exercise of the Option. The obligations of the Company under the Option shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

         As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without transfer or issue tax to the Optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person, at the principal office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being purchased. Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the Shares for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange or any federal, state or local law.

         4.       Termination of Option.

                  (a) If the Optionee ceases to have a Relationship for any reason other than his death or Permanent Disability as defined in Section 4(c) hereof, the Option shall terminate 90 days from the date on which such Relationship terminates unless the Optionee has resumed or initiated a Relationship and has a Relationship on such date. During such 90-day period, the Optionee may exercise the Option but only to the extent the Option was exercisable on the date of termination of his Relationship and provided that the Option has not expired in accordance with Section 2 or otherwise terminated as provided herein. A leave of absence approved in writing by the Board of Directors shall not be deemed a termination of Relationship for purposes of this
Section 4, but the Option may not be exercised during any such leave of absence, except during the first 90 days thereof.

                  (b) For purposes hereof, termination of Optionee's Relationship for reasons other than death or Permanent Disability shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee's retirement from employment under the normal retirement policies of the Company or any subsidiary of the Company; (ii) the date of the Optionee's retirement from employment with the approval of the Board of Directors because of disability other than Permanent Disability; (iii) the date the Optionee receives notice or advice that his



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employment or other Relationship is terminated; or (iv) the date the Optionee ceases to render the services which he was employed, engaged or retained to render to the Company or any subsidiary (absences for temporary illness, emergencies and vacations or leaves of absence approved in writing by the Board of Directors excepted). The fact that the Optionee may receive payment from the Company or any subsidiary of the Company after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

                  (c) If the Optionee shall die at a time when he is in a Relationship with the Company or if the Optionee shall cease to have a Relationship by reason of Permanent Disability, the Option shall terminate one year after the date of his death or termination of Relationship due to Permanent Disability, unless by its terms it shall expire before such date or otherwise terminate as provided herein. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

         In the event of the death or Permanent Disability of the Optionee while in a Relationship with the Company and while the Option granted hereunder has not otherwise expired or terminated, any unvested installments of the Option shall be accelerated as of the date of the Optionee's death or termination of Relationship due to Permanent Disability. The Option shall thereupon be exercisable in full without regard to the installment exercise provisions of
Section 1 hereof.

         As used herein, the term "Permanent Disability" shall mean termination of a Relationship with the Company or any subsidiary of the Company with the consent of the Company or such subsidiary by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

         5. Adjustments. If there is any change in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether by stock dividend, stock split, reclassification or recapitalization of such stock, or because the Company has merged or consolidated with one or more other corporations (and provided the Option does not thereby terminate pursuant to Section 6 hereof), then the number and kind of Shares then subject to the



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Option and the price to be paid therefor shall be appropriately and proportionately adjusted by the Board of Directors, whose determination as to which adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         6. Cessation of Corporate Existence. Upon the dissolution or liquidation of the Company, the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or the sale of all or substantially all of the assets of the Company to another corporation or entity, the Board of Directors may take such action, if any, as it in its discretion may deem appropriate to accelerate the time within which and the extent to which the Option may be exercised, to terminate the Option at or prior to the date of any such event or to provide for the assumption of the Option by surviving, consolidated, successor or transferee corporations. Any action so taken by the Board of Directors hereunder shall be final, binding and conclusive.

         7. Non-Transferability. The Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee.

         8. No Stockholder Rights. The Optionee or other person entitled to exercise the Option shall have no rights or privileges as a stockholder with respect to any Shares subject hereto until the Optionee or such person has become the holder of record of such Shares, and no adjustment (except such adjustments as may be effected pursuant to the provisions of Section 5 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person becomes the holder of record.

         9. Investment Representation. The Optionee hereby represents that the Option and any Shares purchased hereunder are being acquired for the Optionee's own account and not with a view to or for sale in connection with any distribution thereof except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         10. Conditions to Issuance of Shares. THE COMPANY'S OBLIGATION TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTION IS EXPRESSLY CONDITIONED UPON THE COMPLETION BY THE COMPANY OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES



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UNDER ANY STATE OR FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENT
REGULATORY BODY OR THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE BOARD OF DIRECTORS SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND AGREEMENTS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION, (A) IS NOT PURCHASING SUCH SHARES FOR DISTRIBUTION AND (B) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE OF ANY CERTIFICATES FOR SUCH SHARES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND AGREEMENTS WHICH HAVE BEEN GIVEN TO THE BOARD OF DIRECTORS OR A REFERENCE THERETO.

         11. Satisfaction in Full. The Optionee hereby acknowledges and agrees that the acceptance of the Option constitutes satisfaction in full of any and all pre-existing understandings or commitments between the Company and Optionee relating to Optionee's right to acquire equity securities of the Company.

         EXECUTED as of the 29th day of December, 1994.


                                  JIM SAXTON, INC.



                                  By:  /s/ James C. Saxton
                                  -------------------------
                                       Name:
                                       Title:  President


                                  OPTIONEE


                                  /s/ Jeffrey A. Pori
                                  -------------------------
                                  Name:



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